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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) FEBRUARY 18, 1999
                                                        -----------------



                   APARTMENT INVESTMENT AND MANAGEMENT COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         MARYLAND                        1-13232                84-1259577
-------------------------------        -----------         -------------------
(State or other jurisdiction of        (Commission          (I.R.S. Employer
 incorporation or organization)        File Number)        Identification No.)



1873 SOUTH BELLAIRE STREET, SUITE 1700, DENVER, CO               80222-4348
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   (Address of principal executive offices)                     (Zip Code)


        Registrant's telephone number, including area code (303) 757-8101
                                                           ---------------


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  OTHER EVENTS

         On February 18, 1999, Apartment Investment and Management Company (the "Company") completed the sale of 5,000,000 shares of its Class K Convertible Cumulative Preferred Stock, $.01 par value per share (the "Class K Preferred Stock"), in an underwritten public offering for which Salomon Smith Barney Inc. acted as underwriter. The sale was made pursuant to an Underwriting Agreement, dated February 11, 1999, a copy of which is included as an exhibit to this report.

         Each share of Class K Preferred Stock is convertible, at the option of the holder, into 0.59524 shares of the Company's Class A Common Stock (subject to adjustment in accordance with antidilution provisions). The Class K Preferred Stock entitles the holders thereof to cumulative cash dividends, for three years from the date of issuance, in an amount per share equal to the greater of (i) $2.00 per year (equivalent to 8% of the $25 liquidation preference), or (ii) the cash dividends payable on the number of shares of Class A Common Stock (or portion thereof) into which a share of Class K Preferred Stock is then convertible. Beginning with the third anniversary of the date of original issuance, holders of Class K Preferred Stock are entitled to receive cumulative cash dividends in an amount per share equal to the greater of (i) $2.50 per year (equivalent to 10% of the $25 liquidation preference), or (ii) the cash dividends payable on the number of shares of Class A Common Stock (or portion thereof) into which a share of Class K Preferred Stock is then convertible. On and after February 20, 2002, the Company may redeem the Class K Preferred Stock for cash or shares of its Class A Common Stock.

         On February 16, 1999, the Company filed with the Securities and Exchange Commission (the "Commission") a Prospectus Supplement, dated February 11, 1999, relating to the offering of up to 5,000,000 shares of Class K Preferred Stock (and up to 750,000 shares of Class K Preferred Stock pursuant to the underwriter's over-allotment option). The Prospectus Supplement relates to a registration statement (File No. 333-61409) on Form S-3 filed by the Company and AIMCO Properties, L.P. with the Commission for the public offering, pursuant to Rule 415 under the Securities Act of 1933, as amended, of up to an aggregate of $1,268,168,000 of securities of the Company (including $268,168,000 of securities previously registered in a previous registration statement (File No. 333- 26415)) and $500,000,000 of securities of AIMCO Properties, L.P. The registration statement was originally filed on August 13, 1998, and was amended by Amendment No. 1 thereto, filed on October 16, 1998, and Amendment No. 2 thereto, filed on November 25, 1998.


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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS.

(c)      Exhibits

                  The following exhibits are filed with this report:

Exhibit
Number   Description
------   -----------

1.1 Underwriting Agreement, dated February 11, 1999, by and among Apartment Investment and Management Company, AIMCO Properties L.P. and Salomon Smith Barney Inc.

4.1 Articles Supplementary relating to the Class K Convertible Cumulative Preferred Stock (Exhibit 3.3 to Amendment No. 1 to Apartment Investment and Management Company's registration statement on Form 8-A, filed on February 19, 1999, is incorporated by reference).

5.1 Opinion of Piper & Marbury L.L.P. regarding the validity of the Class K Convertible Cumulative Preferred Stock.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  APARTMENT INVESTMENT AND
                                                  MANAGEMENT COMPANY



Date:  March 10, 1999                             By: /s/ Troy D. Butts
                                                      --------------------------
                                                      Troy D. Butts
                                                      Vice President and
                                                      Chief Financial Officer



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                   EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K


Exhibit
Number            Description
------            -----------
1.1      Underwriting Agreement, dated February 11, 1999, by and among Apartment
         Investment and Management Company, AIMCO Properties L.P. and Salomon
         Smith Barney Inc.

4.1      Articles Supplementary relating to the Class K Convertible Cumulative
         Preferred Stock (Exhibit 3.3 to Amendment No. 1 to Apartment Investment and Management Company's registration statement on Form 8-A, filed on February 19, 1999, is incorporated by reference).

5.1      Opinion of Piper & Marbury L.L.P. regarding the validity of the Class K
         Convertible Cumulative Preferred Stock.